UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2015

VEREIT, INC.
VEREIT OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, Suite 1100
Phoenix, AZ 85016
(Address of principal executive offices, including zip code)

(800) 606-3610
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
As previously announced, on September 10, 2015, certain officers of VEREIT, Inc. (the “Company”) will meet with certain institutional investors and analysts at the Company’s Investor Day, beginning at 8:00 A.M. Eastern Time. At such event, Company officers will use a slide presentation to describe the Company’s business and real estate portfolio. A copy of this presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This slide presentation is not associated with any offering of securities. Investor Day will also be webcast via the Company’s Investor Relations page at ir.vereit.com.
The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 (the “Securities Act”), as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The inclusion of the presentation and the information contained therein in this filing will not be deemed an admission as to the materiality of any such information.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Presentation for Investor Day to be held on September 10, 2015
Cautionary Statement Concerning Forward-Looking Statements
Information set forth in this Current Report on Form 8-K and Exhibit 99.1 hereto (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of section 27A of the Securities Act and Section 21E of the Exchange Act), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements, and any statements regarding the Company’s future financial condition, results of operations and business are also forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond the Company’s control. If a change occurs, the Company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the Company’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; the Company’s ability to execute on and realize success from its business plan; the Company’s ability to optimize its real estate portfolio through appropriate dispositions and other adjustments, which would include increasing its investment-grade tenancy percentage; the Company’s ability to achieve its goals for its investment management business, Cole Capital®; the Company’s ability to meet its 2015 guidance; the unpredictability of the business plans and financial condition of the Company’s tenants; the inability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

SIGNATURES
Pursuant to the requirements of the Exchange Act, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Michael Sodo
Name:	Michael Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

VEREIT OPERATING PARTNERSHIP, L.P. By: VEREIT, Inc., its sole general partner

By:	/s/ Michael Sodo
Name:	Michael Sodo
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Dated: September 10, 2015

Exhibit Index

Exhibit No.	Description

99.1	Presentation for Investor Day to be held on September 10, 2015